UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2004

FIVE STAR QUALITY CARE, INC.
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	001-16817 (Commission file number)	04-3516029 (I.R.S. employer identification number)

400 Centre Street, Newton, Massachusetts (Address of principal executive offices)	02458 (Zip code)

Registrant’s telephone number, including area code: 617-796-8387

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 10, 2004, Five Star Quality Care, Inc., or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the quarter ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR QUALITY CARE, INC. By: /s/ Bruce J. Mackey Jr. Name: Bruce J. Mackey Jr. Title: Treasurer and Chief Financial Officer

Dated:  May 10, 2004